UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08294

ALLIANCEBERNSTEIN EXCHANGE RESERVES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Exchange Reserves

September 30, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.30	$0.55	0.11%
Hypothetical**	$1,000	$1,024.52	$0.56	0.11%
Class B
Actual	$1,000	$1,000.10	$0.70	0.14%
Hypothetical**	$1,000	$1,024.37	$0.71	0.14%
Class C
Actual	$1,000	$1,000.20	$0.65	0.13%
Hypothetical**	$1,000	$1,024.42	$0.66	0.13%
Advisor Class
Actual	$1,000	$1,000.30	$0.55	0.11%
Hypothetical**	$1,000	$1,024.52	$0.56	0.11%
Class R
Actual	$1,000	$1,000.10	$0.75	0.15%
Hypothetical**	$1,000	$1,024.32	$0.76	0.15%
Class K
Actual	$1,000	$1,000.10	$0.70	0.14%
Hypothetical**	$1,000	$1,024.37	$0.71	0.14%
Class I
Actual	$1,000	$1,000.30	$0.50	0.10%
Hypothetical**	$1,000	$1,024.57	$0.51	0.10%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	1

Expense Example

PORTFOLIO OF INVESTMENTS

September 30, 2014

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 100.0%
Commercial Paper – 38.9%
ANZ New Zealand Int’l Ltd. 4/15/15(a)(b)	0.244%	$50,000	$50,000,000
Automatic Data Processing, Inc. 10/01/14(a)	0.030%	35,000	35,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd./NY 10/01/14	0.100%	10,000	10,000,000
Banque et Caisse d’Epargne de l’Etat 1/08/15	0.200%	40,000	39,978,000
3/05/15	0.220%	25,000	24,976,319
Commonwealth Bank of Australia 3/19/15(a)(b)	0.225%	25,000	25,000,000
7/02/15(a)(b)	0.236%	25,000	25,000,000
DBS Bank Ltd. 2/20/15(a)(b)	0.242%	50,000	50,000,952
Glaxosmithkline Finance PLC 11/19/14(a)	0.180%	25,000	24,993,875
HSBC USA, Inc. 2/02/15	0.220%	45,000	44,965,900
International Business Machine Series CP 10/03/14	0.070%	13,200	13,199,949
Johnson & Johnson 10/02/14(a)	0.050%	3,000	2,999,996
Nederlandse Waterschapsbank NV 11/21/14(a)	0.170%	25,000	24,993,979
Nestle Finance International Ltd. 2/11/15	0.180%	50,000	49,966,750
Nordea Bank Finland PLC/NY 2/17/15	0.205%	50,000	50,000,000
NRW Bank 10/01/14(a)	0.070%	50,000	50,000,000
State Street Corp. 12/02/14	0.180%	25,000	24,992,250
3/09/15	0.190%	25,000	24,979,021
Sumitomo Mitsui Banking Corp. 10/01/14(a)	0.120%	5,000	5,000,000
Sumitomo Mitsui Trust Bank Ltd./NY 10/06/14(a)	0.090%	30,000	29,999,625
Toronto-Dominion Holdings USA, Inc. 10/02/14(a)	0.140%	15,000	14,999,942
2/13/15(a)	0.200%	15,000	14,988,750
United Overseas Bank Ltd. 1/20/15(a)	0.220%	45,000	44,969,475
Westpac Banking Corp. 8/03/15(a)(b)	0.237%	25,000	25,000,000

			706,004,783

2	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Certificates of Deposit – 29.7%
Australia & New Zealand Banking 1/14/15(b)	0.484%	$700	$700,475
Branch Banking & Trust Co. 1/22/15	0.160%	50,000	50,000,000
JPMorgan Chase Bank NA 3/26/15(b)	0.265%	25,000	25,000,000
Korea Development Bank/NY 10/07/14	0.070%	40,000	40,000,000
Mitsubishi UFJ Trust & Banking 11/13/14	0.200%	40,000	40,000,000
National Australia Bank Ltd. 10/23/14(b)	0.224%	45,000	45,000,005
Norinchukin Bank/NY 11/06/14	0.250%	45,000	45,000,000
Oversea-Chinese Bank Corp. Ltd./NY 11/26/14	0.240%	4,000	4,000,000
1/05/15	0.240%	45,000	45,000,000
Rabobank Nederland/NY 4/10/15(b)	0.284%	50,000	50,000,000
Sumitomo Mitsui Banking Corp/NY 11/03/14	0.200%	45,000	45,000,000
Svenska Handelsbanken/NY 11/17/14	0.210%	35,400	35,400,231
3/23/15	0.225%	13,505	13,505,324
Toronto-Dominion Bank/NY 1/09/15	0.200%	10,000	10,000,554
US Bank NA/MN 3/23/15(b)	0.174%	25,000	25,000,000
Wells Fargo Bank NA 2/23/15	0.220%	40,000	40,000,000
Westpac Banking Corp./NY 9/02/15(b)	0.245%	25,000	25,000,000

			538,606,589

Short-Term Municipal Notes – 13.0%
Municipal Obligations – 13.0%
City of Valdez AK (Exxon Mobil Corp.) Series 1993B 12/01/33(c)	0.030%	4,700	4,700,000
Connecticut State Health & Educational Facility Authority (Yale University) Series 2001V-1 7/01/36(c)	0.010%	16,100	16,100,000
Series 2001V-2 7/01/36(c)	0.010%	15,175	15,175,000
Series 2005Y-2 7/01/35(c)	0.010%	20,230	20,230,000
Series 2005Y-3 7/01/35(c)	0.010%	7,435	7,435,000

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	3

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

County of Jackson MS (Chevron Corp.) 6/01/23(c)	0.010%	$15,430	$15,430,000
County of Lincoln WY (Exxon Mobil Corp.) 8/01/15(c)	0.030%	12,200	12,200,000
Dallas-Fort Worth International Airport Facilities Improvement Corp. (United Parcel Service Inc./OH) 5/01/32(c)	0.040%	3,500	3,500,000
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) 11/01/41(c)	0.030%	20,000	20,000,000
Loudoun County Economic Development Authority (Howard Hughes Medical Institute) Series 2003E 2/15/38(c)	0.040%	12,950	12,950,000
Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures Inc.) 11/01/38(c)	0.030%	9,200	9,200,000
5/01/46(c)	0.030%	12,850	12,850,000
Massachusetts Development Finance Agency (Smith College) 7/01/24(c)	0.050%	1,310	1,310,000
Massachusetts Health & Educational Facilities Authority (President and Fellows of Harvard College) Series 1999R 11/01/49(c)	0.010%	15,725	15,725,000
Series 2000Y 7/01/35(c)	0.040%	7,480	7,480,000
Mississippi Business Finance Corp. (Chevron USA, Inc.) 12/01/30(c)	0.030%	14,000	14,000,000
Series 2010B 12/01/30(c)	0.030%	11,000	11,000,000
Series 2010L 11/01/35(c)	0.030%	20,000	20,000,000
Southern California Public Power Authority Series 2012 7/01/36(c)	0.030%	16,645	16,645,000

			235,930,000

Corporates - Investment Grades – 8.5%
Bank of New York Mellon Corp. (The) 1/15/15	3.100%	5,630	5,676,337

4	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Kommunalbanken AS 1/26/15(a)(b)	0.255%	$50,660	$50,666,244
Royal Bank of Canada Series G 10/30/14(b)	0.936%	35,410	35,431,485
10/30/14	1.450%	6,620	6,626,428
Toyota Motor Credit Corp. 11/21/14(b)	0.404%	50,000	50,014,488
US Bancorp 4/01/15	3.125%	2,000	2,028,707
Wells Fargo & Co. Series G 10/01/14	3.750%	3,900	3,900,000

			154,343,689

U.S. Government & Government Sponsored Agency Obligations – 6.9%
Federal National Mortgage Association 10/01/14(b)	0.075%	21,000	21,000,000
U.S. Treasury Notes 1/31/16(b)	0.060%	30,000	29,991,076
2/28/15	0.250%	50,000	50,041,087
10/15/14	0.500%	25,000	25,003,780

			126,035,943

Time Deposits – 3.0%
BMO Capital Markets Corp. 10/01/14	0.010%	29,700	29,700,000
CIBC World Markets Corp. 10/01/14	0.010%	25,000	25,000,000

Total Time Deposits (cost $54,700,000)			54,700,000

Total Investments – 100.0% (cost $1,815,621,004)			1,815,621,004
Other assets less liabilities – 0.0%			(821,993)

Net Assets – 100.0%			$1,814,799,011

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $473,612,838 or 26.1% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2014.

(c)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

See notes to financial statements.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	5

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2014

Assets
Investments in securities, at value (cost $1,815,621,004)	$1,815,621,004
Cash	117,387
Receivable for shares of beneficial interest sold	1,197,681
Interest receivable	598,106

Total assets	1,817,534,178

Liabilities
Payable for shares of beneficial interest redeemed	2,455,530
Payable to advisor	76,307
Transfer Agent fee payable	19,196
Administrative fee payable	17,822
Accrued expenses	166,312

Total liabilities	2,735,167

Net Assets	$1,814,799,011

Composition of Net Assets
Shares of beneficial interest, at par	$1,814,794
Additional paid-in capital	1,812,964,816
Accumulated net realized gain on investment transactions	19,401

$1,814,799,011

Net Asset Value Per Share—unlimited shares authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$217,093,565	217,085,116	$1.00

B	$6,692,369	6,689,505	$1.00

C	$18,555,851	18,554,312	$1.00

Advisor	$923,243,787	923,240,744	$1.00

R	$7,799,513	7,799,435	$1.00

K	$26,229,279	26,228,805	$1.00

I	$615,184,647	615,195,659	$1.00

See notes to financial statements.

6	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

Investment Income
Interest		$2,731,426
Expenses
Advisory fee (see Note B)	$4,008,984
Distribution fee—Class A	551,914
Distribution fee—Class B	85,939
Distribution fee—Class C	163,354
Distribution fee—Class R	39,026
Distribution fee—Class K	65,494
Transfer agency—Class A	38,973
Transfer agency—Class B	3,558
Transfer agency—Class C	7,030
Transfer agency—Advisor Class	196,959
Transfer agency—Class R	4,683
Transfer agency—Class K	13,099
Transfer agency—Class I	11,415
Custodian	233,661
Registration fees	127,724
Administrative	76,189
Trustees’ fees	58,788
Audit and tax	41,374
Printing	39,449
Legal	37,589
Miscellaneous	47,146

Total expenses	5,852,348
Less: expenses waived and reimbursed by the Adviser (see Note B)	(3,077,514)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(905,727)

Net expenses		1,869,107

Net investment income		862,319

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		25,419

Contributions from Adviser (see Note B)		98

Net Increase in Net Assets from Operations		$887,836

See notes to financial statements.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	7

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase in Net Assets from Operations
Net investment income	$862,319	$1,703,640
Net realized gain on investment transactions	25,419	33,730
Contributions from Adviser (see Note B)	98	– 0	–

Net increase in net assets from operations	887,836	1,737,370
Dividends and Distributions to Shareholders from
Net investment income
Class A	(90,033)	(161,569)
Class B	(2,311)	(11,307)
Class C	(8,137)	(18,478)
Advisor Class	(458,230)	(740,190)
Class R	(785)	(5,541)
Class K	(5,273)	(31,345)
Class I	(297,550)	(735,210)
Net realized gain on investment transactions
Class A	(4,906)	– 0	–
Class B	(258)	– 0	–
Class C	(648)	– 0	–
Advisor Class	(22,760)	– 0	–
Class R	(191)	– 0	–
Class K	(728)	– 0	–
Class I	(10,355)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	330,884,146	(496,943,729)

Total increase (decrease)	330,869,817	(496,909,999)
Net Assets
Beginning of period	1,483,929,194	1,980,839,193

End of Period	$1,814,799,011	$1,483,929,194

See notes to financial statements.

8	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Exchange Reserves (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. On August 7, 2014, the Board of Trustees (the “Board”) approved a change in the Fund’s fiscal year end from September 30 to April 30. The Fund’s investment objective is to provide maximum current income to the extent consistent with safety of principal and liquidity. The Fund offers, as described in the prospectus, Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan.

Class A shares are sold for cash without an initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, a contingent deferred sales charge (“CDSC”) equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year may be charged. Class A shares may be exchanged for Class A shares of other AllianceBernstein Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Fund also are offered in exchange for Class A shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase, but on Class A shares of the Fund that were received in exchange for another AllianceBernstein Mutual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Fund are redeemed within one year of the AllianceBernstein Mutual Fund Class A shares originally purchased for cash.

Class B shares are sold for cash, to the extent described in the prospectus, without an initial sales charge. However, a CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds. Class B shares also are offered in exchange, to the extent described in the prospectus, for Class B shares of

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	9

Notes to Financial Statements

other AllianceBernstein Mutual Funds without an initial sales charge. However, a CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of AllianceBernstein Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the AllianceBernstein Mutual Fund Class B shares originally purchased for cash at the time of their purchase.

Class C shares are sold for cash or in exchange for Class C shares of another AllianceBernstein Mutual Fund without an initial sales charge at the time of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase. Class C shares do not convert to any other class of shares of the Fund. Class C shares may be exchanged for Class C shares of other AllianceBernstein Mutual Funds.

Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC and are not subject to ongoing distribution expenses.

Class R, Class K, and Class I shares are sold for cash or in exchange of the same class of shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC. Class I shares are not subject to ongoing distribution expenses. Class I shares are also available for the investment of cash collateral related to the AllianceBernstein Funds’ securities lending programs.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable

10	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2014:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Commercial Paper	$	– 0	–	$706,004,783	$	– 0	–	$706,004,783
Certificates of Deposit		– 0	–	538,606,589		– 0	–	538,606,589
Short-Term Municipal Notes		– 0	–	235,930,000		– 0	–	235,930,000

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	11

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2	Level 3			Total
Corporates - Investment Grades	$	– 0	–	$154,343,689	$	– 0	–	$154,343,689
U.S. Government & Government Sponsored Agency Obligations		– 0	–	126,035,943		– 0	–	126,035,943
Time Deposits		– 0	–	54,700,000		– 0	–	54,700,000

Total^	$	– 0	–	$1,815,621,004	$	– 0	–	$1,815,621,004

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

12	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Dividends

The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed annually.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Fund pays AllianceBernstein L.P. (the “Adviser”) an advisory fee at the annual rate of .25% on the first $1.25 billion of average daily net assets; .24% on the next $.25 billion; .23% on the next $.25 billion; .22% on the next $.25 billion; .21% on the next $1 billion; and .20% in excess of $3 billion. For the year ended September 30, 2014, the Adviser has voluntarily agreed to waive a portion of such fees in the amount of

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	13

Notes to Financial Statements

$2,385,513. To prevent the Fund’s expenses from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed the Fund an additional amount of $692,001.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2014, the reimbursement for such services amounted to $76,189.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $217,406 for the year ended September 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has received $24,799, $4,045 and $6,056 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2014.

During the year ended September 30, 2014, the Adviser reimbursed the Fund $98 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B shares, .75% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the year ended September 30, 2014, the Distributor has voluntarily agreed to waive all of the distribution fees in the amount of $551,914, $85,939, $163,354, $39,026 and $65,494 for Class A, Class B, Class C, Class R and Class K, respectively, limiting the effective annual rate to 0% for the Class A, Class B, Class C, Class R and Class K shares.

14	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

NOTE D

Investment Transactions, Income Taxes and Distributions to Shareholders

At September 30, 2014, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$896,314	$1,703,640
Long-term capital gain	5,851	– 0	–

Total distributions paid	$902,165	$1,703,640

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$19,401

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2014, the Fund did not have any capital loss carryforwards.

During the current fiscal year permanent differences, primarily due to contributions from the Adviser, resulted in a net increase in accumulated net realized gain on investment transactions and a net decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE E

Transactions in Shares of Beneficial Interest

Transactions, all at $1.00 per share, were as follows:

	Shares
	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	167,168,654	202,748,046

Shares issued in reinvestment of dividends and distributions	94,663	161,236

Shares converted from Class B	2,403,125	2,319,735

Shares redeemed	(144,961,789)	(186,170,051)

Net increase	24,704,653	19,058,966

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	15

Notes to Financial Statements

	Shares
	Year Ended September 30, 2014	Year Ended September 30, 2013

Class B
Shares sold	1,635,484	2,976,191

Shares issued in reinvestment of dividends and distributions	2,553	11,285

Shares converted to Class A	(2,403,125)	(2,319,735)

Shares redeemed	(3,030,946)	(5,336,148)

Net decrease	(3,796,034)	(4,668,407)

Class C
Shares sold	11,055,384	23,310,245

Shares issued in reinvestment of dividends and distributions	8,734	18,410

Shares redeemed	(19,266,591)	(18,113,288)

Net increase (decrease)	(8,202,473)	5,215,367

Advisor Class
Shares sold	299,166,464	405,185,355

Shares issued in reinvestment of dividends and distributions	480,982	740,034

Shares redeemed	(316,450,301)	(215,697,860)

Net increase (decrease)	(16,802,855)	190,227,529

Class R
Shares sold	21,618,074	7,809,950

Shares issued in reinvestment of dividends and distributions	976	5,541

Shares redeemed	(20,971,211)	(7,075,815)

Net increase	647,839	739,676

Class K
Shares sold	45,858,700	63,259,258

Shares issued in reinvestment of dividends and distributions	6,001	31,345

Shares redeemed	(50,239,707)	(67,908,020)

Net decrease	(4,375,006)	(4,617,417)

Class I
Shares sold	6,642,079,448	8,146,467,224

Shares issued in reinvestment of dividends and distributions	298,907	723,141

Shares redeemed	(6,303,670,333)	(8,850,089,808)

Net increase (decrease)	338,708,022	(702,899,443)

NOTE F

Risks Involved in Investing in the Fund

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred

16	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund’s shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck. In addition, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders. The Fund’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk. The Securities and Exchange Commission recently adopted amendments to Rule 2a-7 governing money market funds. The amendments have different implications for prime and tax-exempt institutional money market funds, and U.S. government and retail money market funds. The amendments will require prime money market funds that have institutional investors, to sell and redeem their shares at a floating net asset value (“NAV”) based on the current market value of securities in their underlying portfolios while government money market funds and retail money market funds will continue to be permitted to maintain a stable NAV. The amended rule will permit the Fund, at the discretion of the Fund’s Board to, under certain circumstances, impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time. The Fund also may be required to impose a liquidity fee of 1% on redemptions at times of severely reduced liquidity of Fund assets, unless the Board determines that no fee or an adjusted fee (up to 2%) is in the Fund’s best interests. There are a number of other changes under the amendments that relate to diversification, disclosure, reporting and stress testing requirements for money market funds. The effective date for the principal changes is October 14, 2016, but certain other changes will become effective prior to that date.

Interest Rate Risk and Credit Risk—The Fund’s primary risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund’s yield as the securities mature or are sold and the Fund purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Fund may have difficulties in maintaining a positive yield, paying expenses out of the Fund’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). Credit quality can change rapidly in certain market environments and the default of a single holding could have the potential to cause significant NAV deterioration.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	17

Notes to Financial Statements

widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Fund from selling out of these securities at an advantageous time or price.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

18	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(a)	.0005	.0009	.0018	.0001	.0001
Net realized gain on investment transactions	.00 (b)	.00 (b)	.00 (b)	.00 (b)	.00
Contributions from Adviser	.00 (b)	.00	.00	.00	.00

Net increase in net asset value from operations	.0005	.0009	.0018	.0001	.0001

Less: Dividends and Distributions
Dividends from net investment income	(.0005)	(.0009)	(.0018)	(.0001)	(.0001)
Distributions from net realized gain on investment transactions	.00 (b)	.00	.00	.00	.00

Total dividends and distributions	(.0005)	(.0009)	(.0018)	(.0001)	(.0001)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(c)	.05%	.09%	.18%	.01%	.01%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$217	$192	$173	$221	$225
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.12%	.14%	.14%	.23%	.28	%+
Expenses, before waivers/reimbursements	.61%	.62%	.61%	.86%	.84	%+
Net investment income(a)	.05%	.08%	.17%	.01%	.01	%+

See footnote summary on page 25.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	19

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended September 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(a)	.0003	.0008	.0017	.0001	.0001
Net realized gain on investment transactions	.00 (b)	.00 (b)	.00 (b)	.00 (b)	.00
Contributions from Adviser	.00 (b)	.00	.00	.00	.00

Net increase in net asset value from operations	.0003	.0008	.0017	.0001	.0001

Less: Dividends and Distributions
Dividends from net investment income	(.0003)	(.0008)	(.0017)	(.0001)	(.0001)
Distributions from net realized gain on investment transactions	.00 (b)	.00	.00	.00	.00

Total dividends and distributions	(.0003)	(.0008)	(.0017)	(.0001)	(.0001)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(c)	.03%	.08%	.17%	.01%	.01%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$7	$10	$15	$26	$36
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.14%	.14%	.14%	.23%	.29	%+
Expenses, before waivers/reimbursements	1.33%	1.33%	1.36%	1.61%	1.59	%(d)+
Net investment income(a)	.03%	.09%	.17%	.01%	.01	%+

See footnote summary on page 25.

20	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(a)	.0004	.0009	.0018	.0001	.0001
Net realized gain on investment transactions	.00 (b)	.00 (b)	.00 (b)	.00 (b)	.00
Contributions from Adviser	.00 (b)	.00	.00	.00	.00

Net increase in net asset value from operations	.0004	.0009	.0018	.0001	.0001

Less: Dividends and Distributions
Dividends from net investment income	(.0004)	(.0009)	(.0018)	(.0001)	(.0001)
Distributions from net realized gain on investment transactions	.00 (b)	.00	.00	.00	.00

Total dividends and distributions	(.0004)	(.0009)	(.0018)	(.0001)	(.0001)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(c)	.04%	.09%	.18%	.01%	.01%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$19	$27	$22	$31	$27
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.13%	.14%	.14%	.23%	.29	%+
Expenses, before waivers/reimbursements	1.07%	1.08%	1.08%	1.32%	1.31	%(d)+
Net investment income(a)	.04%	.08%	.17%	.01%	.01	%+

See footnote summary on page 25.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	21

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended September 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(a)	.0005	.0009	.0018	.0001	.0004
Net realized gain on investment transactions	.00 (b)	.00 (b)	.00 (b)	.00 (b)	.00
Contributions from Adviser	.00 (b)	.00	.00	.00	.00

Net increase in net asset value from operations	.0005	.0009	.0018	.0001	.0004

Less: Dividends and Distributions
Dividends from net investment income	(.0005)	(.0009)	(.0018)	(.0001)	(.0004)
Distributions from net realized gain on investment transactions	.00 (b)	.00	.00	.00	.00

Total dividends and distributions	(.0005)	(.0009)	(.0018)	(.0001)	(.0004)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(c)	.05%	.09%	.18%	.01%	.04%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$923	$940	$750	$700	$149
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.12%	.14%	.14%	.22%	.25	%+
Expenses, before waivers/reimbursements	.31%	.32%	.31%	.54%	.54	%+
Net investment income(a)	.05%	.09%	.18%	.02%	.04	%+

See footnote summary on page 25.

22	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended September 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(a)	.0001	.0008	.0018	.0001	.0001
Net realized gain on investment transactions	.00 (b)	.00 (b)	.00 (b)	.00 (b)	.00
Contributions from Adviser	.00 (b)	.00	.00	.00	.00

Net increase in net asset value from operations	.0001	.0008	.0018	.0001	.0001

Less: Dividends and Distributions
Dividends from net investment income	(.0001)	(.0008)	(.0018)	(.0001)	(.0001)
Distributions from net realized gain on investment transactions	.00 (b)	.00	.00	.00	.00

Total dividends and distributions	(.0001)	(.0008)	(.0018)	(.0001)	(.0001)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(c)	.01%	.08%	.18%	.01%	.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,800	$7,152	$6,412	$6,271	$6,313
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.16%	.15%	.13%	.22%	.28	%+
Expenses, before waivers/reimbursements	.85%	.84%	.85%	.97%	1.08	%+
Net investment income(a)	.01%	.08%	.18%	.01%	.01	%+

See footnote summary on page 25.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	23

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended September 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(a)	.0002	.0008	.0017	.0001	.0002
Net realized gain on investment transactions	.00 (b)	.00 (b)	.00 (b)	.00 (b)	.00
Contributions from Adviser	.00 (b)	.00	.00	.00	.00

Net increase in net asset value from operations	.0002	.0008	.0017	.0001	.0002

Less: Dividends and Distributions
Dividends from net investment income	(.0002)	(.0008)	(.0017)	(.0001)	(.0002)
Distributions from net realized gain on investment transactions	.00 (b)	.00	.00	.00	.00

Total dividends and distributions	(.0002)	(.0008)	(.0017)	(.0001)	(.0002)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(c)	.02%	.08%	.17%	.01%	.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,229	$30,605	$35,221	$43,108	$40,762
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.15%	.14%	.15%	.23%	.27	%+
Expenses, before waivers/reimbursements	.59%	.60%	.69%	.82%	.83	%+
Net investment income(a)	.02%	.09%	.17%	.01%	.02	%+

See footnote summary on page 25.

24	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended September 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(a)	.0007	.0010	.0018	.0011	.0015
Net realized gain on investment transactions	.00 (b)	.00 (b)	.00 (b)	.00 (b)	.00
Contributions from Adviser	.00 (b)	.00	.00	.00	.00

Net increase in net asset value from operations	.0007	.0010	.0018	.0011	.0015

Less: Dividends and Distributions
Dividends from net investment income	(.0007)	(.0010)	(.0018)	(.0011)	(.0015)
Distributions from net realized gain on investment transactions	.00 (b)	.00	.00	.00	.00

Total dividends and distributions	(.0007)	(.0010)	(.0018)	(.0011)	(.0015)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(c)	.07%	.10%	.18%	.11%	.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$615,207	$276,480	$979,369	$1,906	$2,365
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.10%	.13%	.14%	.13%	.15	%+
Expenses, before waivers/reimbursements	.29%	.28%	.32%	.40%	.41	%+
Net investment income(a)	.07%	.10%	.19%	.12%	.15	%+

(a)	Net of fees waived and expenses reimbursed.

(b)	Amount is less than $0.00005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Ratios restated from 1.34% and 1.06% for Class B and Class C, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	25

Financial Highlights

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AllianceBernstein Exchange Reserves

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Exchange Reserves (the “Fund”) as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Exchange Reserves at September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 26, 2014

26	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Report Of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2014.

For foreign shareholders, 49.91% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	27

Federal Tax Information

TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)
John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Raymond J. Papera, Senior Vice President Maria R. Cona, Vice President Edward J. Dombrowski, Vice President	Lucas Krupa, Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Transfer Agent
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

Legal Counsel	Principal Underwriter
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004	AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Pricing Committee.

28	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	104	None

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	29

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 73 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	104	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, # 72 (1994)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	104	None

30	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	104	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., #, ##, 82 (1994)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	104	None

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	31

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	104	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, #, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	104	None

32	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	104	None

Earl D. Weiner, # 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	104	None

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	33

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Pricing Committee.

34	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Raymond J. Papera 58	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Maria R. Cona 59	Vice President	Vice President of the Adviser,** with which she has been associated since prior to 2009.

Edward J. Dombrowski 37	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2009.

Lucas Krupa 27	Vice President	Associate Officer of the Adviser** and Money Market Associate on the Fixed Income Cash Management team with which he has been associated since June 2010. Prior thereto, he was associated with Omnicom Capital Inc. since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2009.

Stephen M. Woetzel 43	Controller	Vice President of ABIS,** with which he has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	35

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Exchange Reserves (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Trustees on November 5-7, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

36	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown below are the Fund’s net assets as of September 30, 2013.

Fund	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/13 ($MM)
Exchange Reserves	0.25% on 1st $1.25 billion	$1,482.9
	0.24% on next $0.25 billion
	0.23% on next $0.25 billion
	0.22% on next $0.25 billion
	0.21% on next $1.0 billion
	0.20% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the fiscal year ended September 30, 2012, the Adviser was entitled to receive $43,414 (0.002% of the Fund’s average daily net assets) for such services but waived the amount in its entirety.

In response to low interest rates5 in the marketplace that have depressed money market yield, the Adviser or its affiliates are waiving advisory fees and reimbursing additional expenses on its proprietary money market products, including the

3	Jones v. Harris at 1427.

4	The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “Low Risk Income.”

5	The Federal Reserve has kept the Federal Funds Rate between zero and 0.25% since December 2008.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	37

Fund, in order for those products to achieve a target yield of 0.01%. Set forth below are the Fund’s total expense ratios for the most recent semi-annual period:

Fund	Total Expense Ratio[6]					Fiscal Year
	Class	Net		Gross
Exchange Reserves	Advisor Class A Class B Class C Class R Class K Class I	0.14 0.14 0.14 0.14 0.14 0.14 0.14	% % % % % % %	0.31 0.61 1.33 1.08 0.84 0.58 0.30	% % % % % % %	September 30 (ratios as of March 31, 2013)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment

6	Annualized.

38	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2013 net assets.8

Fund	Net Assets 9/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Exchange Reserves	$1,482.9	Fixed Income Money Market 0.10% (flat fee) Minimum account size: $10m	0.100%	0.248%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following “all-in” fee for Short Maturity Dollar, a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[9]
Exchange Reserves	Short Maturity Dollar Class A	1.05% on 1st $100 million 1.00% on next $100 million 0.95% on the balance

	Class I (Institutional)	0.50% on 1st $100 million 0.45% on next $100 million 0.40% on the balance

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	39

The Adviser represented that it does not sub-advise any registered investmentcompany with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)11 and the Fund’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank
Exchange Reserves	0.245	0.394	2/16

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

40	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Fund	Total Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Exchange Reserves	0.142	0.250	3/16	0.250	12/101
excluding 12b-1/ non-12b-1 service fee	0.142	0.223	7/16	0.180	38/101

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased in the calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Adviser. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, and contingent deferred sales charges (“CDSC”). During the fiscal year ended September 30, 2012, ABI received from the Fund $1,111,514 and $34,903 in Rule 12b-1 and CDSC fees, respectively.16

15	Most recently completed fiscal year Class A share total expense ratio.

16	For the fiscal year ended September 30, 2012, ABI agreed to voluntarily waive all of the Rule 12b-1 distribution fees in the amounts of $580,030 $213,991, $185,809, $32,729 and $98,955 for Class A, B, C, R and K shares, respectively, limiting the effective annual rates to 0%.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	41

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the fiscal year ended September 30, 2012, ABIS received $52,611 in fees from the Fund.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

42	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Fund20 relative to the Fund’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2013.22

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance returns and rankings are for the Class A shares of the Fund. The performance returns of the Fund were provided by Lipper.

21	The Fund’s PG is identical to the EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	43

	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Net
1 year	0.11	0.01	0.01	1/16	3/112
3 year	0.09	0.01	0.01	1/15	4/107
5 year	0.24	0.19	0.21	4/15	33/102
10 year	1.37	1.53	1.54	12/12	84/91

Gross
1 year	0.25	0.28	0.26	10/16	61/112
3 year	0.27	0.27	0.27	8/15	53/107
5 year	0.64	0.55	0.55	3/15	22/102
10 year	2.04	2.05	2.04	7/12	44/91

Set forth below are the 1, 3, 5 and 10 year and since inception net performance returns of the Fund (in bold)23 versus its benchmarks.24

	Periods Ending July 31, 2013 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Exchange Reserves	0.11	0.09	0.23	1.36	2.45
Lipper Money Market Funds Average	0.02	0.02	0.18	1.42	2.78
Barclays Capital U.S. Treasury Bills Index	0.13	0.14	0.36	1.77	3.16
Inception Date: March 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2013.

44	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	45

AllianceBernstein Family of Funds

NOTES

46	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

NOTES

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	47

NOTES

48	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

NOTES

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	49

NOTES

50	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

NOTES

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	51

NOTES

52	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

ALLIANCEBERNSTEIN EXCHANGE RESERVES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EXC-0151-0914

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Exchange Reserves	2013	$26,500	$—	$8,723
	2014	$30,983	$—	$8,723

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Exchange Reserves	2013	$381,894	$8,723
			$—
			$(8,723)
	2014	$377,528	$8,723
			$—
			$(8,723)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Exchange Reserves

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 21, 2014